UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2018

PetroQuest Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32681	72-1440714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana		70508
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (337) 232-7028

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

PetroQuest Energy, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders on May 16, 2018. The following proposals were submitted to the holders of the Company’s common stock (the “Common Stock”) for a vote:

1.	The election of six nominees to the Board of Directors;

2.	The adoption of the amended and restated 2016 Long Term Incentive Plan (the “2016 Incentive Plan”);

3.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

4.	An advisory vote on the Company’s executive compensation.

The results of such votes were as follows:

1.	The following votes were cast in the election of six nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Charles T. Goodson	8,299,808	906,845	10,657,265
William W. Rucks, IV	8,298,164	908,489	10,657,265
E. Wayne Nordberg	8,313,291	893,362	10,657,265
J. Gerard Jolly	8,314,028	892,625	10,657,265
W. J. Gordon, III	8,241,232	965,421	10,657,265
Charles F. Mitchell, II, M.D	8,301,789	904,864	10,657,265

2.	The following votes were cast in the adoption of the 2016 Incentive Plan:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
8,003,996	1,114,420	88,237	10,657,265

3. The following votes were cast in the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
18,895,495	950,442	17,981	0

4.    The following advisory (non-binding) votes were cast to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the 2018 Proxy Statement:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
8,226,162	866,670	113,821	10,657,265

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	PetroQuest Energy, Inc. Amended and Restated 2016 Long Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2018

PETROQUEST ENERGY, INC.

/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer and Treasurer